                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2006
                                                 -------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National Association,
Prudential Mortgage Capital Funding, LLC, Principal Commercial Funding II, LLC,
     Nationwide Life Insurance Company and Principal Commercial Funding LLC
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           (Exact name of the sponsors as specified in their charter)

           Delaware               333-130789-03             13-3411414
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(State or Other Jurisdiction   (Commission File No. (IRS Employer Identification
of Incorporation of depositor)  of issuing entity)      Number of depositor)

383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices of Depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 272-2000
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events
---------     ------------

         On December 19, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR14 (the "Certificates"), was issued pursuant to a
Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and
Servicing Agreement"), entered into by and among Bear Stearns Commercial
Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as
a Master Servicer and Loan Specific Special Servicer, Wells Fargo Bank, National
Association as a Master Servicer, as Certificate Administrator and as Tax
Administrator, ARCap Servicing, Inc. as General Special Servicer and LaSalle
Bank National Association as Trustee. Certain classes of the Certificates (the
"Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc.,
("BSCI") and Morgan Stanley & Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") entered into by and between the Registrant and the Underwriters.

         On December 19, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of December 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer.

         On December 19, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of December 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer.

         On December 19, 2006, Bear Stearns Commercial Mortgage Securities Inc.
(the "Company") entered into (a) a Mortgage Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and
Prudential Mortgage Capital Funding, LLC, (b) a Mortgage Loan Purchase and Sale
Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc., (c) a Mortgage Loan
Purchase and Sale Agreement, dated as of December 6, 2006, by and between the
Company, as purchaser, and Wells Fargo Bank, National Association, (d) a
Mortgage Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC, (e)
a Mortgage Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Principal Commercial Funding, LLC and
(f) a Mortgage Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Nationwide Life Insurance Company, each in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR14.

         On December 19, 2006, the following classes of certificates in the following amounts were sold by the registrant to Bear, Stearns & Co. Inc. and
Morgan Stanley & Co. Incorporated, as initial purchasers, in a private placement in reliance on Section 4(2) of the Securities Act of 1933:

                                          INITIAL AGGREGATE PRINCIPAL
                                      AMOUNT/NOTIONAL AMOUNT OF CLASS OR
CLASS                                   PERCENTAGE INTEREST TRANSFERRED
-----                                    ------------------------------
X-1                                            $1,234,071,304
X-2                                            $1,207,287,000
X-W                                            $1,234,071,304
B                                              $   46,278,000
C                                              $   24,682,000
D                                              $   37,022,000
E                                              $   21,596,000
F                                              $   24,681,000
G                                              $   24,682,000
H                                              $   24,681,000
J                                              $    9,256,000
K                                              $    6,170,000
L                                              $    9,256,000
M                                              $    3,085,000
N                                              $    6,170,000
O                                              $    6,170,000
P                                              $   27,766,608
R                                                      100%
V                                                      100%

         The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Prudential Mortgage Capital Funding,
LLC, Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National
Association, Principal Commercial Funding II, LLC, Principal Commercial Funding,
LLC and Nationwide Life Insurance Company.

         This amendment on Form 8-K/A amends and supersedes in its entirety the
Form 8-K of Bear Stearns Commercial Mortgage Securities Inc. previously filed on
December 19, 2006 (Accession No. 0000950136-06-010403).

Section 9     Financial Statements and Exhibits
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Item 9.01.    Financial Statements Pro Forma Financial Information and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.     Description
-----------     -----------

5.1          Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1          Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
             Exhibit 5.1).

23.1         Consent of Cadwalader, Wickersham & Taft LLP (included in
             Exhibits 5.1 and 8.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    December 21, 2006

                                                BEAR STEARNS COMMERCIAL MORTGAGE
                                                SECURITIES INC.

                                                By: /s/ Richard A. Ruffer, Jr.
                                                    ----------------------------
                                                Name:   Richard A. Ruffer, Jr.
                                                Title:  Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
Hem 601(a) of
Regulation S-K   Description                                                            Paper (P) or Electronic (E)
--------------   -----------                                                            ---------------------------

5.1              Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1              Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
                 Exhibit 5.1).

23.1             Consent of Cadwalader, Wickersham & Taft LLP (included in
                 Exhibits 5.1 and 8.1).